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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
              Date of Report (Date of earliest event reported) January 10, 2003/
                                                                  April 11, 2003
                                                                ----------------

                                Score One, Inc.
             -----------------------------------------------------
             (Exact name of registrant as specified in its chapter)

          NV                          0-26717                      880409164
- ----------------------------    ----------------------           ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
        of incorporation)                                    Identification No.)

Unit 2, 33/F, Cable TV Tower, 9 Hoi Shing Road, Tsuen Wan, Hong Kong      NA
 ------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code 011-852-2406-8978
                                                   -----------------

           ----------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

By letter dated January10, 2003, Clancy and Co., P.L.L.C, the independent accountant that was previously engaged as the principal accountant to audit the registrant's financial statements, resigned. As of April 15, 2003, a new independent accountant has not been engaged by the board of directors to audit the registrant's financial statements. However, the board of directors is engaged in discussions/negotiations with a new independent account concerning the terms of the arrangement, but no agreement or understanding has been reached.

The former principal accountant's report on the financial statements for each of the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles.

There were no disagreements with the former principal accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The registrant has authorized the former principal accountant to respond fully to any inquiries of the successor principal accountant. The registrant did not consult with the successor principal accountant regarding any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure prior to it engagement.


The former principal accountant has reviewed the disclosures made in response to
Item 304 of Regulation S-K, included herein, and has furnished the registrant with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant and, if not, stating the respects in which it does not agree.

The registrant has filed the letter furnished by the former principal accountant as an exhibit to this report, as amended.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements: None/Not Applicable.
     (b)  Pro Forma Financial Information: None/Not Applicable.
     (c)  Exhibits

          16   Letter dated March 26, 2002 from Clancy and Co., PLLC

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report, as amended, to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SCORE ONE, Inc.
                                          by: /s/Ho Wing Cheong
                                            --------------------------------
Date: April 15, 2003                         Ho Wing Cheong, Director
     -----------------



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